                                                                    Exhibit 24.1

                               POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned officers and/or directors of the General Dynamics Corporation hereby constitutes and appoints Nicholas D. Chabraja, Michael J. Mancuso and David A. Savner, and each of them, as his true and lawful attorneys-in-fact and agents, each acting alone, with full powers of substitution and resubstitution, for him in his name, place and stead, in any and all applicable capacities, to sign a registration statement or an amendment to a registration statement (including, without limitation, a registration statement on Form S-8 or a Post-Effective Amendment on Form S-8 to Form S-4) to register shares of common stock of General Dynamics Corporation issuable following consummation of the merger of Tara Acquisition Corporation (a wholly-owned subsidiary of General Dynamics Corporation) with and into Gulfstream Aerospace Corporation upon the exercise of stock options granted by Gulfstream Aerospace Corporation, and any and all amendments to such registration statement and any and all documents in connection therewith, and to file the same, all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with such registration statement, as fully to all intents and purposes as he might or could do in person, and hereby ratifies, approves and confirms all that his said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         This Power of Attorney may be signed in two or more counterparts and all such counterparts together will constitute one and the same document.


             Signature                             Title                               Date
             ---------                             -----                               ----
                                    Chairman, Chief Executive Officer
     /s/ NICHOLAS D. CHABRAJA       and Director (Principal Executive
     --------------------------     Officer)                                      July 27, 1999
        Nicholas D. Chabraja

     /s/ JAMES E. TURNER            President and Chief Operating
     --------------------------     Officer                                       July 27, 1999
          James E. Turner


                                    Senior Vice President and Chief
     /s/ MICHAEL J. MANCUSO         Financial Officer (Principal
     --------------------------     Financial Officer)                            July 27, 1999
         Michael J. Mancuso


     /s/ JOHN W. SCHWARTZ           Vice President and Controller
     --------------------------     (Principal Accounting Officer)                July 27, 1999
          John W. Schwartz

     /s/ JULIUS W. BECTON, JR.      Director                                      July 21, 1999
     --------------------------
       Julius W. Becton, Jr.


     /s/ JAMES S. CROWN             Director                                      July 21, 1999
     --------------------------
           James S. Crown

     /s/ LESTER CROWN               Director                                      July 22, 1999
     --------------------------
            Lester Crown


     /s/ CHARLES H. GOODMAN         Director                                      July 25, 1999
     --------------------------
         Charles H. Goodman

     /s/ GEORGE A. JOULWAN          Director                                      July 25, 1999
     --------------------------
         George A. Joulwan


     /s/ PAUL G. KAMINSKI           Director                                      July 25, 1999
     --------------------------
         Paul G. Kaminski


     /s/ JAMES R. MELLOR            Director                                      July 27, 1999
     --------------------------
          James R. Mellor

     /s/ CARL E. MUNDY, JR.         Director                                      July 22, 1999
     --------------------------
         Carl E. Mundy, Jr.


     /s/ CARLISLE A.H. TROST        Director                                      July 27, 1999
     --------------------------
        Carlisle A.H. Trost





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